SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                     ____________________________________

                                  FORM 8-K


                               CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported) October 15, 1998 (September 30, 1998)

                          CAI WIRELESS SYSTEMS, INC.


            (Exact Name of Registrant as Specified in its Charter)



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
     Connecticut                       0-22888                         06-1324691
   (State or other                (Commission File                    (IRS Employer
   jurisdiction of                     Number)                     Identification No.)
   incorporation)
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            18 CORPORATE WOODS BLVD., THIRD FLOOR, ALBANY, NY 12211
            (Address of principal executive offices)    (Zip Code)


      Registrant's telephone number, including area code  (518) 462-2632





         (Former name or former address, if changed since last report)

Item 3. Bankruptcy or Receivership.

     IN RE CAI WIRELESS SYSTEMS, INC. (98-01765 (JJF)).  On July 30, 1998 (the
"Petition Date"), CAI Wireless Systems, Inc. ("CAI" or the "registrant") and its wholly-owned subsidiary, Philadelphia Choice Television, Inc. ("PCT") each filed a petition for reorganization relief under Chapter 11 of the United
States Bankruptcy Code, 11 U.S.C. <section><section> 101-1330, as amended (the
"Bankruptcy Code"), with the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). Prior to the Petition Date, CAI disseminated, in accordance with section 1126(b) of the Bankruptcy Code, a proposed plan of reorganization (the "Plan") and an accompanying disclosure statement, as supplemented on July 15, 1998 (the "Prepetition Disclosure
Statement," and together with the Disclosure Statement and Summary of Plan
Distributions for Equity Security Holders and Holders of Securities Claims with respect to the Joint Reorganization Plan of CAI Wireless Systems, Inc. and
Philadelphia Choice Television, Inc. dated August 10, 1998, the "Disclosure
Statements") to those Impaired creditors entitled to receive distributions under the Plan, and solicited their votes to accept the Plan. See registrant's
Current Report on Form 8-K dated July 1, 1998 (filed July 2, 1998) and registrant's Current Report on Form 8-K dated July 16, 1998. The Plan was accepted by CAI's impaired creditors in sufficient number and amount to permit confirmation of the Plan by the Bankruptcy Court. Simultaneously with the filing of its Chapter 11 petition, CAI filed the Plan and Prepetition
Disclosure Statement, and moved the Bankruptcy Court to, among other things, schedule hearings to consider approval of the Disclosure Statements and confirmation of the Plan.

     The Plan provides for various recoveries to certain classes of claims.
Recoveries for classes of prepetition claims are summarized in the following chart:


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      DESCRIPTION OF CLAIMS OR INTEREST                           TREATMENT UNDER THE PLAN
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DIP Facility Claims -- UNCLASSIFIED           .     (i) cash equal to the unpaid portion of such Allowed DIP
ESTIMATED AMOUNT  $60,000,000 plus interest         Facility or (ii) such other treatment as to which the Debtors
and fees                                            and such holder shall have agreed upon in writing.

                                                  .  ESTIMATED RECOVERY - 100%


Administrative Claims -- UNCLASSIFIED            .  (i) Cash equal to the unpaid portion of such Allowed
ESTIMATED AMOUNT:  $5,000,000                        Administrative Claim or (ii) such other treatment as to which the Debtors and such holder will have agreed upon in writing;
                                                     PROVIDED, HOWEVER, that Allowed Administrative Claims with respect to liabilities incurred in the ordinary course of
                                                     business during the Chapter 11 Case will be paid in the
                                                     ordinary course of business in accordance with the terms and conditions of any agreements relating thereto.

                                                  .  ESTIMATED RECOVERY -- 100%


Priority Tax claims - UNCLASSIFIED                .  (i) Cash equal to the unpaid portion of such Allowed Priority Tax
ESTIMATED AMOUNT:  $160,000                          Claim, (ii) such other treatment as to which the Debtors and such holder will have agreed upon in writing, or (iii) at the Reorganized
                                                     Debtors' sole discretion, deferred Cash payments having a value, as of the Consummation Date, equal to such Allowed Priority Tax Claim, over a period not exceeding six years after the date of assessment of such Allowed Priority Tax Claim.

                                                  .  ESTIMATED RECOVERY -- 100%
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Class CAI-1-Other Priority Claims -               .  (i) Cash equal to the amount of such Allowed Other Priority Claim or
UNIMPAIRED                                           (ii) such other treatment as to which CAI or PCT, as the case may
ESTIMATED AMOUNT:  DE MINIMIS                        be, and such holder will have agreed upon in writing.
   -and-
Class PCT-1-Other Priority Claims --                 ESTIMATED RECOVERY -- 100%
UNIMPAIRED
ESTIMATED AMOUNT: DE MINIMIS


Class CAI-2 - Secured Claims --                   .  at the sole discretion of CAI or PCT, as the case may be, (a) Cash
UNIMPAIRED                                           in an amount equal to such Allowed Secured Claim, (b) Reinstatement,
ESTIMATED AMOUNT:  $4,250,000                        or (c) such other treatment as to which CAI or PCT, as the case may
   -and-                                             be, and such holder shall have agreed upon in writing.
Class PCT-2 - Secured Claims --
UNIMPAIRED                                        .  ESTIMATED RECOVERY -- 100%
ESTIMATED AMOUNT:  DE MINIMIS


Class CAI-3 - General Unsecured Claims  --        .  (i) treatment that leaves unaltered the legal, equitable, and
UNIMPAIRED                                           contractual rights to which such Allowed General Unsecured Claim
ESTIMATED AMOUNT:  $5,000,000                        entitles the holder of such Claim, (ii) treatment that (a) cures any
     -and-                                           such default that occurred before or after the Petition Date, other
Class PCT-3 - General Unsecured Claims -             than a default of a kind specified in Section 365(b)(2) of the
UNIMPAIRED                                           Bankruptcy Code, (b) reinstates the maturity of such Allowed General
ESTIMATED AMOUNT:  Included in estimate              Unsecured Claim as such maturity existed before such default, (c)
of Class CAI-3 General Unsecured                     compensates the holder of such Allowed General Unsecured Claim for
Claims                                               any damages incurred as a result of any reasonable reliance by such holder on such contractual provision or such applicable law, and (d)
                                                     does not otherwise alter the legal, equitable, or contractual rights to which such Allowed General Unsecured Claim entitles the holder of such Claim, or (iii) such other treatment as to which CAI or PCT, as the case may be, and such holder shall have agreed upon in writing.

                                                  .  ESTIMATED RECOVERY -- 100%


Class CAI-4 - Intercompany Claims -- .               (i) treatment that leaves unaltered the legal, equitable, and
UNIMPAIRED                                           contractual rights to which such Allowed Intercompany Claim entitles
ESTIMATED AMOUNT: DE MINIMIS                         the holder of such Claim, (ii) Reinstatement, or (iii) such other
   -and-                                             treatment as to which CAI or PCT, as the case may be, and such
Class PCT-4 - Intercompany Claims -                  holder shall have agreed upon in writing.
UNIMPAIRED
ESTIMATED AMOUNT:  $17,411,000                       ESTIMATED RECOVERY -- 100%


Class CAI-5 - Senior Note Claims --               .  Pro Rata share of (a) the New Senior Discount Notes and (b) ninety-
IMPAIRED                                             four percent (94%) of the New Common Stock to be issued under the
ESTIMATED AMOUNT:  $275,000,000 plus Plan.           In addition, on the Distribution Date, the holder of an
accrued interest through the Petition                Allowed Senior Note Claim against CAI will receive the Pro Rata
Date                                                 share of the balance of the Senior Note Escrow that otherwise would have been payable to such holder on September 1, 1998 in accordance with the terms of the Senior Notes Indenture.

                                                  .  Estimated Recovery -- 84.4%


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Class CAI-6 - Subordinated Note                   .  Pro Rata share of six percent (6%) of the New Common Stock to be
Claims - IMPAIRED                                    issued under the Plan.  In consideration of the treatment afforded
ESTIMATED AMOUNT:  $32,793,000 plus                  its Class CAI-6 Subordinated Note Claim, the holder of the 12%
accrued interest through the Petition                Subordinated Note will provide a release of all obligations under
Date                                                 the 12% Subordinated Note to each Obligor Subsidiary.
    -and-
Class PCT-5 - Subordinated Note                      fully and finally satisfied by the satisfaction of the applicable
Claims -- IMPAIRED                                   Class CAI-6 Subordinated Note Claim..
ESTIMATED AMOUNT: $32,793,000 plus
accrued interest through the Petition
Date                                              .  ESTIMATED RECOVERY -- 39.9%


Class CAI-7 - Securities Claims --                .  will not receive or retain any property under the Plan on account of
IMPAIRED                                             such Claims.
ESTIMATED AMOUNT:  Contingent and
unliquidated                                      .  ESTIMATED RECOVERY -- 0%


Class CAI-8 - Equity Securities                   .  will not receive or retain any property under the Plan on account of
Interests - IMPAIRED                                 such Equity Securities Interests.

                                                  .  ESTIMATED RECOVERY -- 0%


Class PCT-6 - Equity Securities                   .  Each Allowed Equity Securities Interests in PCT will be Reinstated.
Interests -- UNIMPAIRED
                                                  .  ESTIMATED RECOVERY -- 100%

     The Plan was confirmed by the Bankruptcy Court on September 30, 1998 and consummated October 14, 1998 (the "Consummation Date"). In connection with the consummation of the Plan, CAI has issued and outstanding 15,000,000 shares of common stock, par value $.01 per share (the "Common Stock"), and has reserved 1,575,000 shares of Common Stock for issuance upon the exercise of certain options granted to management and warrants issued to BT Alex. Brown Incorporated, CAI's financial advisor, pursuant to the Plan.


Item 5. Other Events.

      Simultaneously with the consummation of the Plan, the registrant also consummated an $80,000,000 senior secured credit facility (the "Exit Facility") provided by Merrill Lynch Global Allocation Fund, Inc. ("MLGAF"). Approximately $64,047,000 of the proceeds from the Exit Facility were used to repay principal, interest and fees on registrant's $60,000,000 short-term debtor-in-possession credit facility and fees associated with the Exit Facility. The Exit Facility is a two-tier credit facility maturing on October 14, 2000. Tier A of the Exit Facility is evidenced by a $30,000,000 senior secured promissory note (the "Senior Secured A Note"). The registrant granted a first lien and security interest in and to all of its assets to secure repayment of the Senior Secured A Note. Tier B is evidenced by a $50,000,000 senior secured promissory note (the "Senior Secured B Note"). The registrant granted a second lien on and security interest in and to all of its
assets to secure repayment of the Senior Secured B Note.   All of the
registrant's obligations under the Senior Secured A Note and Senior Secured B Note are guaranteed by certain of registrant's wholly-owned subsidiaries.

      In connection with the Exit Facility, the Company issued 2,241,379 shares of Common Stock to MLGAF. The Note Purchase Agreement, the Senior Secured A Note and the Senior Secured B Note are filed as exhibits with this Current Report.

Item 7. Financial Statements and Exhibits.

     (c)   Exhibits

           2.1  Joint Reorganization Plan of CAI Wireless Systems, Inc.
                and Philadelphia Choice Television, Inc. dated June 30,
                1998
           4.1 Indenture dated as of October 14, 1998 governing the terms of registrant's 13% Senior Notes due 2004
           4.2 Note Purchase Agreement dated as of October 14, 1998 by and between registrant and Merrill Lynch Global Allocation Fund, Inc.
           4.3 Senior Secured A Note in the principal amount of $30,000,000 due October 14, 2000
           4.4 Senior Secured B Note in the principal amount of $50,000,000 due October 14, 2000



                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 CAI WIRELESS SYSTEMS, INC.



                                 By:  /S/ JARED E. ABBRUZZESE
                                      Jared E. Abbruzzese
                                      Chairman and CEO

Date: October 15, 1998